[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.25

SECOND AMENDMENT TO

SENIOR SECURED MULTI-DRAW TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED MULTI-DRAW TERM LOAN AGREEMENT (this “Agreement”) is made and entered into as of May 31, 2019 (the “Effective Date”), by and among OPPORTUNITY FINANCIAL, LLC, a Delaware limited liability company (the “Borrower”), the lenders, from time to time party to the Loan Agreement (individually, a “Lender” and, collectively, the “Lenders”), and MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.    The Borrower, Lenders and Administrative Agent are parties to that certain Senior Secured Multi-Draw Term Loan Agreement dated November 9, 2018, as amended to date (as may be further amended, restated or otherwise modified from time to time, the “Loan Agreement”);

B.    Borrower, Lenders and Administrative Agent desire to, pursuant to Section 11.02(b) of the Loan Agreement, amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below, and Guarantors desire to acknowledge and agree to such amendments; and

C.    The Administrative Agent and the Lenders are willing to amend the Loan Agreement subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms that are used in this Agreement but are not defined herein shall have the meanings set forth in the Loan Agreement, unless otherwise stated.

2.    Amendments to Loan Agreement. Effective as of the date of this Agreement, the Loan Agreement is hereby amended as follows:

a.     Section 1.01 of the Loan Agreement is hereby amended by adding the following definitions in proper alphabetical order:

““Second Amendment Effective Date” means May 31, 2019.”

““Specified Vintage Pool” means each Vintage Pool with respect to which each Monthly Vintage Pool in such Vintage Pool is at least one (1) calendar month old (as measured from the last day of such Monthly Vintage Pool); provided, however, no Vintage Pool with respect to which, both (a) each Monthly Vintage Pool in such Vintage Pool is more than twelve (12)

calendar months old (as measured from the last day of such Monthly Vintage Pool) and (b) the aggregate current UPB of all Receivables in such Vintage Pool is less than ten percent (10%) of the aggregate original UPB of all Receivables (as measured at the time of origination of such Receivables) in such Vintage Pool, shall be a Specified Vintage Pool.”

b.     Section 1.01 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

““Payment Date” means (i) prior to the Second Amendment Effective Date, the fifteenth (15th) calendar day of each calendar month (or, if any such day is not a Business Day, the next succeeding Business Day), the first of which shall be the first such day after the Closing Date, (ii) from and after the Second Amendment Effective Date, the third (3rd) Business Day of each calendar month and (iii) the Term Loan Termination Date.”

c.     Section 2.09 of the Loan Agreement is hereby amended by amending and restating clauses (c) and (d) of such section in its entirety as follows:

“(c) Payment of Interest. Accrued interest on the outstanding Obligations relating to each Advance shall be payable in arrears on (i) each Payment Date, with respect to all interest that has accrued and is unpaid as of the end of the calendar month immediately preceding such Payment Date, and (ii) on the Term Loan Termination Date, with respect to all accrued and unpaid interest. For the avoidance of doubt, on the first Payment Date following the Second Amendment Effective Date, the interest accrual period shall consist of the period from the prior Payment Date until the end of the calendar month immediately preceding such Payment Date.

(d) Additional Interest. On each Payment Date prior to the Term Loan Termination Date (and on a pro rata basis for the last Payment Date), Borrower shall pay to Administrative Agent, for the benefit of Lenders, with respect to the immediately preceding calendar month (or with respect to (i) the first Payment Date, the period occurring since the Closing Date, (ii) the first Payment Date following the Second Amendment Effective Date, the period from the prior Payment Date until the end of the calendar month immediately preceding such Payment Date, and (iii) the last Payment Date, (A) if such Payment Date occurs on or prior to the third (3rd) Business Day of a calendar month, the period commencing on the first day of the immediately preceding calendar month and ending on such Payment Date or (B) if such Payment Date occurs after the third (3rd) Business Day of a calendar month, the period commencing on the first day of the calendar month in which such Payment Date occurs and ending on such Payment Date), as additional interest an amount equal to the product of (a) one half of one percent (0.50%) multiplied by (b) the difference between the then applicable Maximum Loan Amount and the average daily outstanding principal balance of the Advances for such period multiplied by (c) the number of days in such applicable period, divided by (d) 360.”

d.     Section 5.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Section 5.13 Borrowing Base Certificate. (i) On or prior to the fifteenth (15th) calendar day of each calendar month (or, if any such day is not a Business Day, the next succeeding Business Day), (ii) concurrently with the delivery of a borrowing base certificate to any lender under an Approved SPV Facility, and (iii) upon the occurrence and during the continuation of an Event of Default, at any other time, promptly upon request by Administrative Agent, Borrower shall submit an up to date Borrowing Base Certificate along with necessary supporting documentation to Administrative Agent.”

e.     Section 5.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Section 5.14 Monthly Covenant Report. On or prior to the fifteenth (15th) calendar day of each calendar month (or, if any such day is not a Business Day, the next succeeding Business Day), Borrower will provide to Administrative Agent, with respect to the immediately preceding month, (i) the Monthly Covenant Report and (ii) any servicer certificates delivered pursuant to the Approved SPV Facilities.”

f.     Section 7.03 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Section 7.03 Weighted Average Lifetime Annualized Net Yield Rate. As of the last day of each calendar month, Borrower shall not permit the Weighted Average Lifetime Annualized Net Yield Rate with respect to any Specified Vintage Pool to be less than [***]%.”

3.     Limitation of Amendments.

a.

The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Agreement does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Loan Agreement, the other Basic Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Basic Document or any other related document (all of which rights are hereby expressly reserved by Administrative Agent and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Loan Agreement, any other Basic Document or any other related document,

(iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of Administrative Agent or any Lender under the Loan Agreement, any other Basic Document or any other related document or (iv) constitute any consent (deemed or express) by Administrative Agent to any prior, existing or future violations of the Loan Agreement, any other Basic Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Loan Agreement, any other Basic Document or any other related document.

b.

This Agreement shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Agreement, and each other Basic Document are hereby ratified and confirmed and shall remain in full force and effect.

4.    Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Administrative Agent:

a.	Administrative Agent shall have received this Agreement duly executed by the Borrower and Guarantors.

b.

After giving effect to the terms of this Agreement, the representations and warranties contained herein and in the Loan Agreement and the other Basic Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (except to the extent they expressly relate to an earlier time); and no Default or Event of Default shall have occurred and be continuing.

c.

Borrower shall have paid to Administrative Agent, on behalf of itself and Lenders, all reasonable and documented fees, costs and expenses due and owing to Administrative Agent, Lenders and any of their Affiliates as of the date hereof under the Loan Agreement. All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Administrative Agent’s receipt of such fees, costs, expenses or amounts.

5.    Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Basic Documents and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Basic Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Basic Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Borrower and Administrative Agent agree that the Loan

Agreement and the other Basic Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.    Representations and Warranties with respect to Basic Documents. The Borrower hereby represents and warrants to Administrative Agent that (a) the execution, delivery and performance of this Agreement and any and all other Basic Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Second Amended and Restated Limited Liability Company Agreement of the Borrower; and (b) the Borrower is in compliance, in all material respects, with all covenants and agreements contained in the Loan Agreement and the other Basic Documents, as amended hereby.

7.    Survival of Representations and Warranties. All representations and warranties made by the Borrower in the Loan Agreement and in the certificates or other instruments delivered in connection with or pursuant to the Loan Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect as long as the principal of or any accrued interest on any Advance or any fee or any other amount payable under the Loan Agreement is outstanding and unpaid and so long as the Term Loan Commitments have not expired or terminated.

8.    Reference to Loan Agreement. Each of the Loan Agreement and the other Basic Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Basic Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

9.    Expenses of Administrative Agent. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation and negotiation of this Agreement in accordance with Section 11.03(a) of the Loan Agreement.

10.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.    Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Administrative Agent, Lenders, the Borrower, and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Administrative Agent.

12.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

13.    No Waiver. Other than as specifically set forth in Article 2, nothing contained in this Agreement shall be construed as an amendment or waiver by Administrative Agent or Lenders of any covenant or provision of the Loan Agreement, the Basic Documents, this Agreement, or of any other contract or instrument among the Borrower, Lenders and Administrative Agent, and the failure of Lenders and Administrative Agent at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Administrative Agent to thereafter demand strict compliance therewith. Administrative Agent and Lenders hereby reserve all rights granted to each of them under the Loan Agreement, the Basic Documents, this Agreement and any other contract or instrument among the Borrower and any one or more of Administrative Agent and Lenders.

14.    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

15.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.    Final Agreement. THE LOAN AGREEMENT, AS AMENDED HEREBY, CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

17.    Time. Time is of the essence of this Agreement.

[Page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above-written.

BORROWER:

OPPORTUNITY FINANCIAL, LLC,
a Delaware limited liability company

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	CEO

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED MULTI-DRAW TERM LOAN AGREEMENT]

ADMINISTRATIVE AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By:	/s/ Raymond S. Chan
Name:	Raymond S. Chan
Title:	Authorized Signatory

LENDER:

ATALAYA SPECIAL OPPORTUNITIES FUND VII LP

By:	/s/ Raymond S. Chan
Name:	Raymond S. Chan
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED MULTI-DRAW TERM LOAN AGREEMENT]

ACKNOWLEDGED AND AGREED:

GUARANTORS:

OPPORTUNITY MANAGER, LLC,
an Illinois limited liability company

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	CEO

OPPWIN, LLC,
a Delaware limited liability company

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	CEO

OPPORTUNITY FUNDING SPE II, LLC,
a Delaware limited liability company

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	CEO

[SIGNATURE PAGE TO SECOND AMENDMENT TO SENIOR SECURED MULTI-DRAW TERM LOAN AGREEMENT]